Exhibit 99.1

INVESTOR PRESENTATION FIRST QUARTER 2020 APRIL 2020 (NYSE: PINE)

PINE Snap Shot 2 As of April 24, 2020 unless otherwise noted TOTAL SHARES OUTSTANDING (rounded)(1) ≈8,780,000 SHARE PRICE PER SHARE IMPLIED CAP RATE CASH(2) $10.90 10.0% $22.4mm EQUITY MARKET CAPITALIZATION $95.7mm PORTFOLIO NOI ANNUALIZED (2) $15.3mm TOTAL DEBT (2) $57.0mm TOTAL ENTERPRISE VALUE $152.7mm LEVERAGE (NET) (2) 22.7% Q1 2020 FFO/Share (3) $0.22 Q1 2020 AFFO/Share (3) $0.20 DIVIDEND per SHARE (Q1 2020) $0.20 Includes approximately 1.224 million OP Units owned by CTO As of March 31, 2020 See Page 23 for reconciliation of FFO and AFFO to net income

Strategic Focus due to COVID-19 3 Strong Liquidity – Low Leverage – Positioned for Recovery from COVID-19 Investment Focus Emphasis toward higher grade credit tenants Measured investment approach as market settles post COVID-19 Balance Sheet Strength/Liquidity $22.4mm in Cash (at March 31, 2020) Only $57 million drawn on $100 million Credit Facility Locked in rate range of 1.83% - 2.43% for 5 years on $50 million of Credit Facility borrowings Tenant Focus 62% of tenants paid April 2020 rent; 78% (based on ABR) remained open or were open with modified operations Working with tenants, representing 25% of ABR on rent deferral structure Lease deferral or abatement agreements are likely to include other lease modifications not tied to rent (e.g. extension of lease term, inclusion of percentage rent, co-tenancy clauses)

COVID-19 Impact 4 As of April 24, 2020 unless otherwise noted Industry % of ABR % Open % Limited Open % Closed Financial Services (2) 19% 19% 0% 0% Hospitality (2) 15% 15% 0% 0% Leisure Retailer 14% 0% 6% 8% Entertainment 11% 4% 0% 7% Home Goods 7% 0% 7% 0% Convenience Store 6% 6% 0% 0% Pharmacy 6% 6% 0% 0% Fitness 6% 0% 0% 6% Consumer Electronics 5% 3% 2% 0% Home Improvement 4% 0% 4% 0% Casual Dine 4% 0% 4% 0% Car Wash 1% 1% 0% 0% Discount 1% 1% 0% 0% QSR 1% 0% 1% 0% Totals 100% 55% 24% 21% Paid Deferred Under Negotiation Open Limited Open Closed Deferral arrangements generally defer 2nd quarter rent with payment into the latter part of 2020 Current proposals for lease under negotiation seeking similar deferral structure or obtaining more term on lease, improve other terms Based on ABR (B) Office Tenant (1) (1) 62% 13% 25% Status of April Rent Collection 54% 24% 22% Operational Status of Tenants

Overview of our Portfolio 5 Tenant or Tenant’s Parent Company 8.4 Years 100% Occupied with Long Duration Leases 8.4 year weighted average remaining lease term with no maturities until 2024 54% Contractual Rent Growth 54% of ABR(B) from leases that have contractual increases in base rent Low Leverage Low Leverage / Strong Growth Runway Only $57mm drawn on our $100M line of credit capacity, with $20mm drawn in connection with the COVID-19 Pandemic 29 assets Diversified across Geography, Tenant & Asset Type ≈1.1mm SF, occupied by 23 tenants across 19 markets in 14 industries and 13 states 82% Credit Tenants (D) Strong Tenants 78% of ABR(B) is from publicly-traded tenants(1) 37% of ABR(B) is from investment grade tenants(1) 80% Attractive Locations 80% of ABR(B) from tenants located in MSAs with greater than 1 million people High Quality Single-Tenant Net Leased Portfolio – Low Leverage As of April 24, 2020 unless otherwise noted

Attractive Portfolio 6 Geographically Diverse Portfolio – Strong Markets As of April 24, 2020 unless otherwise noted 29 Properties in 13 States

Attractive Portfolio 7 No Leases Expiring until 2024 (1) 54% with Contractual Rent Bumps (1) Credit Quality Portfolio - Diverse Long-Term Cash Flows - No Near-Term Maturities As of April 24, 2020 unless otherwise noted Based on ABR (B) Flat Annual Other Escalation 82% Credit Rated Tenants (1) Credit Rated Investment Grade Not Rated $millions 46% 28% 26% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 37% 45% 18%

Portfolio Diversity Based on ABR (B) Office Tenant 8 Portfolio Diversified Across 19 Markets, 13 States and Tenants in 14 Industries As of April 24, 2020 unless otherwise noted STATE(1) Florida Oregon All Other Oklahoma Massachusetts Texas Georgia North Carolina MSA(1) Portland Orlando All Other Tulsa Jacksonville Tampa Boston Atlanta Phoenix Raleigh Reno Austin Industry(1) Financial Services (2) Hospitality (2) All Other Pharmacy Convenience Store Home Goods Entertainment Leisure Retailer Fitness

Exposure to Tenants with Social Gathering (1) Derived from published data on base rent PINE has a property leased to Hilton Grand Vacations but utilization is for office space 9 Lowest Exposure to Social Gathering Risk As of April 24, 2020 unless otherwise noted EPR EPRT NNN STOR SRC VER O PINE Fitness 1% 7% 5% 6% 7% 2% 7% 6% QSR 0% 14% 9% 5% 7% 9% 6% 1% Casual Dining 0% 9% 11% 9% 6% 12% 3% 3% Theatres 45% 9% 5% 4% 7% 0% 7% 3% Entertainment 39% 3% 7% 4% 4% 3% 0% 4% Education 11% 11% 0% 8% 2% 0% 0% 0% Health & Beauty 0% 0% 0% 0% 0% 0% 0% 0% Hospitality (2) 0% 0% 0% 0% 0% 0% 0% 0% Total 96% 53% 37% 36% 33% 26% 23% 17% 96% 53% 37% 36% 33% 26% 23% 17% 0% 20% 40% 60% 80% 100% EPR EPRT NNN STOR SRC VER O PINE

Q1 Acquisitions 10 Dallas/Ft. Worth TX MSA Retail Flat Rent/ 8% in Options 2.76 Acres Investment $6.1 Million 11.6 Year NNN Lease 37,957 Square Feet Acquired January 2020

Q1 Acquisitions 11 Austin, TX MSA Retail Rent Escalation: 10% Yr. 10 1.50 Acres Investment $5.8 Million 15 Year NNN Lease 6,400 Square Feet Acquired January 2020 Representative Rendering

Q1 Acquisitions 12 Austin, TX MSA Retail Rent Escalation: 10% Yr. 10 1.60 Acres Investment $4.3 Million 15 Year NNN Lease 7,726 Square Feet Acquired January 2020 Representative Rendering

Q1 Acquisitions 13 Tulsa, OK MSA Retail Flat 9.20 Acres Investment $12.5 Million 10.8 Year NNN Lease 84,180 Square Feet Acquired February 2020 Outparcel leased to Long John Silver’s Month-to-month lease Redevelopment opportunity 3,000 SF $260,000 Investment

Q1 Acquisitions 14 Cincinnati OH, MSA Retail Rent Escalation: 2% Annual 1.02 Acres Investment $4.3 Million 10.8 Year NNN Lease 2,578 Square Feet Acquired February 2020

Q1 Acquisitions 15 Boston, MA MSA Retail Flat Rent/ 8% in Options 8.74 Acres Investment $7.1 Million 10.1 Year NNN Lease 39,474 Square Feet Acquired February 2020

Q1 Acquisitions 16 Jacksonville, FL MSA Retail Rent Escalations: 10% Every 5 Yrs. 8.60 Acres Investment $6.3 Million 10.4 Year NNN Lease 84,180 Square Feet Acquired February 2020

Q1 Acquisitions 17 Jacksonville, FL MSA Retail Rent Escalations: 10% Every 5 Yrs. 0.80 Acres Investment $0.3 Million 6.8 Year NNN Lease 3,200 Square Feet Acquired February 2020

Primary Focus on Top U.S. Real Estate Markets 18 Rank Market 1 Austin 2 Raleigh 3 Nashville 4 Charlotte 5 Boston 6 Dallas / Fort Worth 7 Orlando 8 Atlanta 9 Los Angeles 10 Seattle 11 Tampa 12 San Francisco 13 San Jose 14 DC - Northern VA 15 New York - Brooklyn 16 Indianapolis 17 Denver 18 Orange County 19 Charleston 20 Portland 21 Miami 22 Salt Lake City 23 Jacksonville 24 San Antonio 25 Philadelphia As ranked by Urban Land Institute & PWC in the ‘2020 Emerging Trends in Real Estate’ publication 18 of 29 Properties Representing 68% of ABR (B) Located in Top 25 Markets As of April 24, 2020 unless otherwise noted Alpine Property in Top 25 Real Estate Markets (percent of ABR (B)) (1) Location of other Alpine Properties

Summary of our Portfolio

	Tenant	Type	Industry	MSA	Credt Rating [1]	Rentable Square Feet [2]	ABR% [3]	Remaining Lease Term [4]
1	Wells Fargo	Office	Financial Services	Portland-Vancouver-Hillsboro, OR-WA	A+	211,863	19%	5.7
2	Hilton-MetroWest	Office	Hospitality	Orlando-Kissimmee-Sanford, FL	BB+	102,019	11%	6.6
3	LA Fitness	Retail	Fitness	Tampa-St. Petersburg-Clearwater, FL	CCC+	45,000	6%	12.0
4	Hobby Lobby	Retail	Leisure Retail	Tulsa, OK	N/A	84,180	5%	10.7
5	Container Store	Retail	Home Improvement	Phoenix-Mesa-Scottsdale, AZ	B-	23,329	4%	9.8
6	At Home	Retail	Home Goods	Raleigh, NC	CCC+	116,334	4%	9.4
7	Century Theater	Retail	Entertainment	Reno, NV	BB-	52,474	4%	4.4
8	Hilton-Cambridge	Office	Hospitality	Orlando-Kissimmee-Sanford, FL	BB+	31,895	4%	6.6
9	Alpine Valley	Retail	Entertainment	Whitewater-Elkhorn, WI	BB-	-	4%	9.9
10	Hobby Lobby	Retail	Leisure Retail	Winston-Salem, NC	N/A	55,000	3%	9.9
11	AMC	Retail	Entertainment	Boston-Cambridge-Newton, MA-NH	CCC-	39,474	3%	9.9
12	Dicks Sporting Goods	Retail	Leisure Retail	Atlanta-Sandy Springs-Roswell, GA	N/A	46,315	3%	3.8
13	Jo-Ann Stores	Retail	Leisure Retail	Boston-Cambridge-Newton, MA-NH	CCC	22,500	3%	8.8
14	Conn's	Retail	Consumer Electronics	Dallas-Fort Worth-Arlington, TX	B	37,957	3%	11.3
15	Old Time Pottery	Retail	Home Goods	Jacksonville, FL	N/A	84,180	3%	10.3
16	7-Eleven	Retail	Convenience Store	Austin-Round Rock, TX	AA-	6,400	2%	15.0
17	Walgreens	Retail	Pharmacy	Birmingham-Hoover, AL	BBB	14,516	2%	8.9
18	Walgreens	Retail	Pharmacy	Atlanta-Sandy Springs-Roswell, GA	BBB	15,120	2%	5.5
19	Best Buy	Retail	Consumer Electronics	Atlanta-Sandy Springs-Roswell, GA	BBB	30,038	2%	5.9
20	Cross America (BP)	Retail	Convenience Store	Cincinnati, OH-KY-IN	N/A	2,578	2%	10.6
21	Outback	Retail	Casual Dine	Charlottesville, VA	BB-	7,216	2%	11.4
22	7-Eleven	Retail	Convenience Store	Austin-Round Rock, TX	AA-	7,726	2%	15.0
23	Walgreens	Retail	Pharmacy	Albany, GA	BBB	14,770	2%	12.8
24	Outback	Retail	Casual Dine	Charlotte-Concord-Gastonia, NC-SC	BB-	6,297	1%	11.4
25	Scrubbles (Goo-Goo)	Retail	Car Wash	Jacksonville, FL	N/A	4,512	1%	17.5
26	Cheddars	Retail	Casual Dine	Jacksonville, FL	BBB-	8,146	1%	7.4
27	Family Dollar	Retail	Discount	Boston-Cambridge-Newton, MA-NH	BBB-	9,228	1%	3.9
28	Freddy's Frozen Custard	Retail	QSR	Jacksonville, FL	N/A	3,200	1%	6.6
29	Long John Silvers	Retail	QSR	Tulsa, OK	N/A	3,000	0%	0.0
	Total/Weighted Average					**1,085,267**	**100%**	**8.43**

(1) Tenant, or tenant parent, rated entity [8]
(2) Ground Leases; rentable SF for both assets is RSF for vertical building - Rentable SF Total and annualized base rent per SF exclude Alpine Valley Music Theatre
(3) Annualized Base Rent as of April 24, 2020 [6]
(4) Remaining Lease Term calculated as of April 24, 2020

High Quality Diversified Single-Tenant Net Leased Portfolio

19

Comparison with our Peers 20 Single-Tenant Net Leased Portfolio that Compares Favorably to Peers 2020E AFFO Multiple 21.0x 10.8x 7.9x 12.0x 15.0x 15.5x 13.6x A+ BB+ NR CCC+ NR B- NR B B BBB BBB A+ B+ NR NR NR B+ AA- B- B+ CCC+ B B- BBB BBB BBB BBB AA- BBB BBB CCC+ Peer info as of most recent published information Based on annualization of first quarter dividend of $0.20/share As of April 24, 2020 unless otherwise noted BBB BBB BBB BBB (2)

21 APPENDIX

End Notes 22 End Notes references utilized in this presentation There can be no assurances regarding the likelihood of acquisitions occurring or the timing or final terms thereof. Annualized straight-line Base Rent (“ABR”) is calculated based on our current portfolio as of April 24, 2020. Dividends, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from a nationally recognized rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies.

Non-GAAP Information 23 Use of Non-GAAP Financial Information Our reported results are presented in accordance with GAAP. We also disclose Funds From Operations (‘FFO’) and Adjusted Funds From Operations (‘AFFO’) both of which are non-GAAP financial measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies. Three Months Ended March 31, 2020 Net Income $ 14,632 Depreciation and Amortization 2,023,330 Funds from Operations 2,037,962 Adjustments: Straight-Line Rent Adjustment (322,920) Non-Cash Compensation 66,823 Amortization of Deferred Loan Costs to Interest Expense 44,404 Amortization of Intangible Assets and Liabilities to Lease Income (18,724) Adjusted Funds from Operations $ 1,807,545

24 Disclaimer This presentation may contain “forward-looking statements.” Forward-looking statements include statements that may be identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include general business and economic conditions, continued volatility and uncertainty in the credit markets and broader financial markets, risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters, the impact of the COVID-19 pandemic on the Company’s business and the business of its tenants and the impact on the U.S. economy and market conditions generally and, other factors affecting the Company’s business or the business of its tenants that are beyond the control of the Company or its tenants, and other factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

INVESTOR PRESENTATION FIRST QUARTER 2020 APRIL 2020 (NYSE: PINE) 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@alpinereit.com For additional information, please see our website www.AlpineREIT.com. Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@alpinereit.com